LUVU BRANDS

OTCQB: LUVU

Investor Presentation

June 2021

LUVU BRANDS

Safe Harbor Statement

This presentation by Luvu Brands, Inc. (the "Company," "we," "us," and "our") includes "forward-looking statements" with the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Exchange Act of 1934, as amended. All forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "would," "will," "target," "contemplates," "continue" or the negative of those words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on management's current expectations and/or beliefs and assumptions about future events and trends that management considers reasonable, which assumptions may or may not prove correct. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Some of the keyfactors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to, the effect and consequences of the novel coronavirus ("COVID 19") public health crisis on matters including U.S. and local economies, our business operations and continuity, the availability of corporate and consumer financing, the health and productivity of our associates, the ability of third-party providers to continue uninterrupted service, and the regulatory environment in which we operate; our ability to sustain recent growth rates; our ability to manage the growth of our operations over time; our ability to maintain, grow and enforce our brand and trademark rights; our ability to improve our products and develop new products; our ability to obtain, grow and enforce intellectual property related to our business and avoid infringement or other violation of the intellectual property rights of others; and our ability to compete and succeed in a highly competitive and evolving industry, as well as those risks and uncertainties disclosed under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at luvubrands.com and on the SEC website at www.sec.gov. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligations to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Use of Non-GAAP Information

This presentation includes certain non-GAAP financial measures that are supplemental measures of financial performance not required by, or presented in accordance with, GAAP, including Adjusted EBITDA. We define "Adjusted EBITDA" as earnings before interest, taxes, depreciation and amortization, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing operating performance. These items include equity-based compensation expense, write-offs of property and equipment, financing expenses and certain other charges and gains that we do not believe reflect our underlying business performance.

We have also presented herein certain forward-looking statements about the Company's future financial performance that include non-GAAP (or "as-adjusted") financial measures, including Adjusted EBITDA. This non-GAAP financial measure is derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of the aforementioned forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures, which could be significant in amount.

We believe that these non-GAAP financial measures not only provide its management with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. However, other companies in our industry may calculate these items differently than we do. These non-GAAP measures should not be considered as a substitute for the most directly comparable financial measures prepared in accordance with GAAP, such as net income (loss) or net income (loss) per share as a measure of financial performance, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP.

LUVU BRANDS

Who We Are

REBELS WITH A CAUSE.

We don't follow industry trends; we create them.

LIBERATOR | JAXX | Avana

panelist | CREATL | ZIPLINE

LUVU BRANDS

Who We Are

2002
Started the Liberator Collection, created by Louis Friedman

$243
million
Brand sales since inception

90%
Sold through e-commerce channels

200+
Employees bringing sewn products back to USA

E-Commerce Channels

amazon · Room&Board Home Furnishings · Walmart · overstock · Bed Bath & Beyond · wayfair · HomeGoods · Brookstone · Walgreens · School Specialty · Nebraska Furniture Mart · Lowe's · TJ Maxx · Tractor Supply Co · CVS pharmacy · houzz · The Home Depot · City Mattress · Rooms To Go

LUVU BRANDS

Who We Are: At A Glance

- TTM revenue growth of 34%
- High interest rate debt is being retired
- Balance sheet is improving
- Increasing production capacity
- Facilities lease extended for six years
- New products being launched

Exchange: ***OTCQB Venture***

Ticker: ***LUVU***

Float: ***27M Shares***

Market Cap: ***$18M***

Share Price (6/8/21): ***$.24***

52-Week Range: ***$0.08 - $0.29***

Avg. Daily Volume: ***181,000***

Headquarters: ***Atlanta, GA***

Employees: ***205***

Founded: ***1999***

LUVU BRANDS

Who We Are: Key Business Highlights

- Vertically integrated US manufacturer
- Diverse consumer brands with international distribution
- 90% of sales are through e-commerce channels
- Fiscal 2020 revenue of $18.4 M; TTM revenue of $22.7 M
- Operating metrics are improving
- Attractive valuation relative to peers
- Inflection point – entering growth phase and gaining scale
- Shifting production of high-volume products to Mexican contractor to improve margins

LUVU BRANDS

Recent Developments



Zipline PlayScape



Palm Collection



Panelist

LUVU
BRANDS

Recent Developments

- Q3 and First Nine Month Results:

  Q3 Sales of $6.2 million; +53%
  Net income of $.5 million, $.01/share
  First Nine Month Sales of $17.3 million; +34%
  Net income of $2.3 million, $.03/share

- New C3 roll compression machine installed



UNIQUE AND GROWING BRANDS.


The life of the outdoor party
JAXX

NEW YORK MAGAZINE


BUILD YOUR FUN!
JAXX
A creative couch that transforms into an interactive playground with endless configurations for kids to discover

SIMPLY BUCKHEAD MAGAZINE


TIME TO SNUGGLE UP

LOS ANGELES MAGAZINE

LUVU BRANDS

Our Brand Portfolio

LIBERATOR	Liberator®, a brand category of iconic products for enhancing sexual performance
JAXX	Jaxx®, a diverse range of casual fashion daybeds, sofas and beanbags made from eco-friendly upcycled polyurethane foam
Avana	Avana®, inclined bed therapy products, assistive in relieving medical conditions associated with acid reflux, surgery recovery and chronic pain

LUVU BRANDS

Our Brand Portfolio

panelist	Panelist, a selection of padded panel sets offered in different sizes that allow consumers to customize and install custom headboard designs
CREATL	CREATL, a comprehensive creation partner for mass-market retailers providing the best in end-to-end contract manufacturing
ZIPLINE®	Zipline, a whimsical collection of fun furnishings for children that foster activity and imagination

LUVU BRANDS

Our Brand Portfolio LIBERATOR®

One of the world's premier sexual wellness brands that makes the act of love more exciting and rewarding for people of all shapes and sizes.

2002
Founded in Atlanta

#1
Liberator is the top brand category of its type worldwide with no competition

1500
Wholesale & retail locations where Liberator is sold

$145
million
Sales since inception

LUVU BRANDS

Our Brand Portfolio LIBERATOR



Wedge Ramp Combo



Esse

LUVU BRANDS

Our Brand Portfolio LIBERATOR

Quarterly Sales History- Q3 '19 to Q3 '21


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21

LUVU BRANDS

Growth Strategy LIBERATOR®

Active measures being taken to continually grow as a brand category in Sexual Wellness and Erotic Luxury:

- Expanding retail and e-commerce distribution, taking full advantage of our vacuum compression Point-of-Purchase packaging that allows Liberator products to fit onto any shelf and reduces shipping costs.
- Continuing to improve our sustainability efforts with eco-friendly packaging that reduces costs of fuel and cardboard consumption.
- Continuously expanding our line with luxury positioning furniture designs, offering price-to-value products for the mass market.
- Improving our visual marketing by reshooting our entire product line for an updated more inclusive aesthetic.

LUVU BRANDS

Our Brand Portfolio JAXX

Sustainably sourced, space-saving, foam furniture that's a combination of "feel-good" and "feels good." What began as a rejuvenation of the bean bag has since expanded into a game-changing collection of modular foam furniture fit for indoors, outdoors, sitting, gaming, sleeping, and everything in between.

2008
Jaxx is launched by repurposing our foam trim

25
Relationships with mass-market web retailers & Amazon

11
Channels of distribution and counting

$34
million
Sales since inception

LUVU BRANDS

Our Brand Portfolio

JAXX



Cocoon Foam Bag



Juniper Outdoor Collection



Nimbus Bean Bag

LUVU
BRANDS

Our Brand Portfolio

Avana

Avana helps consumers find freedom from aches and pains, experience peace in their surroundings, and maintain vitality with a line of sleep support products that rests at the center point between luxury and functionality.

2008
Avana brand is launched

1000+
Positive reviews on Amazon for acid reflux relief

46,000
Avana Kind Bed Systems sold, bringing in $6 million revenue

$16
million
Sales since inception

LUVU BRANDS

Our Brand Portfolio

Avana



Mattress Elevator



Kind Bed System



Uno Snuggle Pillow

LUVU BRANDS

Our Brand Portfolio

JAXX + Avana

Annual Sales History



10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Our Brand Portfolio

JAXX + Avana

Quarterly Sales History


3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21

LUVU BRANDS

Growth Strategy

JAXX

Active measures being taken to continually grow as a brand category in Casual Living and Convertible Furniture:

- **Jaxx Outdoors** - Expanding our product line with new prints, such as the Tempo Collection launching Summer 2021
- **Sofas & Daybeds** – Utilizing our new C3 machine to compress product packaging further. Sofas and daybeds already exceed $1.4 million in trailing twelve-month sales.
- **Public Relations** – Enhancing our PR efforts through media attention (Jaxx will be featured in the NBC show "Backyard Blowout"), brand partnerships with highly recognizable companies such as Bose and Spindrift, and working with Social Media Influencers.

LUVU BRANDS

Growth Strategy

Active measures being taken to continually grow as a brand category in Bed Therapy and Sleep Support:

- Redesigning and improving content on avanacomfort.com, with the updated website and advertising campaign launching Fall 2021
- Increasing production capacity of top-selling Avana products through the purchase of our new foam cutting equipment and a second, larger roll compression machine.
- Adding innovative new products to the Avana line, offered in retail POP packaging.
- Expanding distribution through medical supply eTailers, chiropractors, and ENT physicians.

LUVU BRANDS

Our Brand Portfolio

panelist

Panelist changes the interior design game by offering customers a modifiable headboard in the form of timeless, classic panels in various décor fabrics and color palettes. Whether bedroom artists prefer large statement pieces or are drawn to minimalist design, Panelist headboards' customizable nature gives shoppers what they want and our brand a wide-ranging audience.

2021
A modular headboard conceopt soon to be launched

2
Upholstered panel sizes create endless design concepts

$16
Shipping cost due to economical and eco-friendly flat packakging

LUVU BRANDS

Our Brand Portfolio



Nantucket



River North



Vienna

LUVU BRANDS

Growth Strategy

panelist

Active measures being taken to continually grow as a brand category in Interior Design and Bedroom Decor:

- Providing novel headboards with endless design possibilities through a selection of preconfigured and customizable layouts for adults and children, shipped through UPS.
- Furthering sustainability efforts by using upcycled polyurethane foam and fabric trim in production, resulting in exceptional price to value.
- Presenting product offerings through our retail websites, Amazon, Walmart, Overstock, Wayfair, and our existing e-commerce partners.

LUVU BRANDS

Our Brand Portfolio CREATL

Inventive concepts are a thing of beauty, but they don't mean much without follow-through… and that's where CREATL comes in. Our manufacturing team and CAD designers have been guiding mass-market companies through the entire process, from sourcing materials to production parameters to brand development, with thorough, attentive contract service from concept to creation.

2005
Started as a brand developer assisting entrepreneurs with design and manufacturing services

2008
Developed products for School Specialty areas of physical and occupational therapy

2021
Provides contract manufacturing for retail chains and hospitality designers

LUVU BRANDS

Our Brand Portfolio CREATL



Spazio



Rooms & Board



Rooms To Go

LUVU BRANDS

Growth Strategy

CREATL

Active measures being taken to continually grow as a brand category in Contract Manufacturing:

- Offering branding, design, and contract manufacturing services on products within our production and development core competencies, concentrating on Sunbrella outdoor bean bags and loungers and flat-packed, roll-compressed seating and daybeds.
- Expanding offerings with our current private label customers, including Rooms To Go, Ashley Furniture, National Office Furniture, Room and Board, School Specialty, Frontgate, and others.
- Responding to contract manufacturing requests from our National Rep Network, covering market areas such as Hotels and Resorts, Furniture Retail, Design and Architecture Firms, Cruise and Marine, Specialty Retail, Wholesale Clubs, and Industry Trade Shows.

LUVU BRANDS

Our Brand Portfolio ZIPLINE®

Rightfully dubbed "Playroom Adventure Gear," Zipline children's furniture marries comfy cushion seating with entertainment, making each piece ideal for playing, gaming, climbing, sleepovers, and everything in between.

2013
Developed the Zipline® Collection of chairs, loveseats & sofas for kids

2021
Launched Zipline® PlayScape, a brand extension for creative play for kids

$6.8
million
Zipline® sales since inception

LUVU BRANDS

Our Brand Portfolio ZIPLINE®


PlayScape


Castle Gate


Toddler Loveseat

LUVU BRANDS

Growth Strategy

ZIPLINE®

Active measures being taken to continually grow as a brand category in Children's Furniture and Educational Seating:

- Enhancing the Jaxx brand with the Zipline collection of convertible, foam-based play seating for kids.
- Continuing our 10+ years of B2B marketing to schools, school distributors, and educational trade shows.
- Marketing directly to consumers through print, social media, and specialty e-tailers, increasing our advertising budget during the holidays.

SUSTAINABILITY

As a global company, we know that our choices matter, which is why we strive to maintain environmental consciousness in every aspect of our operations. We take our environmental impact seriously, utilizing eco-friendly processes for every brand, every product, and every package.

ECO-FRIENDLY PRACTICES

Our products are roll compressed prior to shipping so that our cardboard usage is minimal. Smaller products mean smaller boxes, which means less environmental harm.

UPCYCLED MATERIALS

We give our foam trim a second life by finely milling it into micro cushions. This creative reuse allows us to lessen waste and to keep our scrap materials out of landfills. Waste not, want not!

MADE IN THE USA

We manufacture in our Atlanta, GA, factory. We hire, train, and contribute to the professional growth of those in our local community. We are committed to giving hard-working Americans a venue to practice their craft.

LUVU BRANDS
FINANCIALS.



LUVU BRANDS

Financials

Sales History- FY 2015 to FY 2020


FY'20
$18.4
FY'19
$17.0
FY'18
$16.4
FY'17
FY'16
FY'15
8,000,000
10,000,000
12,000,000
14,000,000
16,000,000
18,000,000
20,000,000

LUVU BRANDS

Financials

Quarterly Net Sales - FY 2018 to Q3 FY 2021



6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q1
Q2
Q3
Q4
2018
2019
2020
2021

LUVU BRANDS

Financials

Gross Profit History- FY 2016 to FY 2020



FY'20
$5.5
FY'19
$4.4
FY'18
$4.8
FY'17
FY'16
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000

LUVU BRANDS

Financials

Gross Profit History- Quarterly from Q1 '18


2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1
Q2
Q3
Q4
2018
2019
2020
2021

LUVU BRANDS

Financials

EBITDA History - FY 2016 to FY 2020


1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Financials

EBITDA History - Quarterly from Q2 '19



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
(200,000)
(400,000)
Q2 '19
Q3 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21

LUVU BRANDS

Financials

Amazon Sales History - FY '15 to FY '20


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Financials

Mass Market Sales History - FY '15 to FY '20 (Excluding Amazon Sales)


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Financials

Q3 FY '21 Financial Review



65%
3%
32%
Wholesale
Direct
Other



9%
46%
16%
24%
Liberator
Jaxx
Avana
Products purchased for resale
Other

Direct	$2,004
Wholesale	4,023
Other	154
Total	$6,181

Liberator	$2,830
Jaxx	1,476
Avana	1,010
Products purchased for resale	532
Other	333
Total	$6,181

LUVU BRANDS

Financials

Financial Review Q3 & Nine Months FY 2021

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020	Nine Months Ended March 31, 2021	Nine Months Ended March 31, 2020
Net Sales	$ 6,181	$ 4,032	$ 17,262	$ 12,906
Cost of goods sold	4,435	2,964	12,462	9,182
Gross profit	1,746	1,068	4,800	3,724
GP %	28.2%	26.5%	27.8%	28.9%
Total operating expenses	1,183	1,067	3,344	3,195
Net income	**$ 469**	**$ 148**	**$ 2,263**	**$ 64**

LUVU BRANDS

Financials

Financial Review Gross Profit & SG&A Trends

Quarterly Gross Profit	Q3 FY '20	Q4 FY '20	Q1 FY '21	Q2 FY '21	Q3 FY '21
Gross Profit	$ 1,068	$ 1,802	$ 1,488	$ 1,566	$ 1,746
Gross Margin %	**26.5%**	**32.9%**	**27.7%**	**27.4%**	**28.3%**

Quarterly SG&A	Q3 FY '20	Q4 FY '20	Q1 FY '21	Q2 FY '21	Q3 FY '21
Advertising	$ 117	$ 77	$ 69	$ 120	$ 180
Other selling costs	324	210	267	270	260
G&A	588	559	664	668	689
Depriciation	38	34	3	51	54
Total OpExp	**$ 1,067**	**$ 880**	**$ 1,052**	**$ 1,109**	**$ 1,183**


LUVU BRANDS
AN INCUBATOR OF INNOVATIVE BRANDS.
With three acres under roof, we reimagine businesses and launch them into ecommerce channels worldwide.
2745

LUVU BRANDS

Conclusion

Luvu is a vertically integrated manufacturing and invention company with strong capabilities in:

- Product Design & Industrial Engineering
- Strategy & Brand Identity
- Creative Production & Advertising
- Digital Experience & Ecommerce Marketplace
- Diverse Retail & Wholesale Channels

Our ability to monetize new products with minimal investment is extraordinary

- We have a large upside for continued growth without additional capital equipment
- At our inflection point, we are gaining scale and entering a profitable growth phase

LUVU BRANDS

Luvu Brands, Inc.

Ronald Scott
Chief Financial Officer

P: (770)246-6426
E: ir@luvubrands.com